Exhibit 99.2

Quarterly Investor Supplement

March 31, 2023

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2023. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Voya Financial	Page 3 of 43
Explanatory Note on Non-GAAP Financial Information
Prior period results have been recast for the company’s implementation of Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI) and for updates to the non-GAAP definition of adjusted operating earnings before income taxes in Corporate. For further information and for a reconciliation to previously reported financial information, please refer to company’s Dec. 31, 2022 Quarterly Investor Supplement Recast for LDTI and changes to non-GAAP definitions, which is available at investors.voya.com.

On January 24, 2023, we completed the acquisition of Benefitfocus, Inc. ("Benefitfocus"). We are reporting the financial results of Benefitfocus in our Health Solutions segment for periods after our acquisition of that business on January 24, 2023. For further information, refer to our Quarterly Report on Form 10-Q for the first quarter 2023.

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of our business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity (including an insignificant number of Individual Life, and non-Wealth Solutions annuities policies that were not part of the divested businesses). Excluding this activity, which also includes amortization of intangible assets related to businesses exited or to be exited, better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interests, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, such as Allianz SE's ("Allianz") stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest and Allianz noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt. These losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of value of management contract rights, value of customer relationships acquired, and other acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions which are not indicative of current Operating expense fundamentals;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. These amounts do not reflect cash-settled expenses, and are not indicative of current Operating expense fundamentals; and
•Other items not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.

Voya Financial	Page 4 of 43

Explanatory Note on Non-GAAP Financial Information
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses), which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, and changes in nonperformance spread.
•Revenues related to businesses exited or to be exited through reinsurance or divestment, which include revenues associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold related to these transactions), and residual run-off activity (including an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses). Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating revenues with how we manage our segments;
•Revenues attributable to noncontrolling interests, which represent the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interests represent such shareholders' interests in the revenues of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and
•Other adjustments primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.

Voya Financial	Page 5 of 43

Explanatory Note on Non-GAAP Financial Information
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since it provides the main drivers for adjusted operating earnings before income taxes excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 43

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022
Net income (loss) available to Voya Financial, Inc.'s common shareholders	69	190	166	64	54	69	54
Per common share (basic)	0.70	1.95	1.70	0.62	0.51	0.70	0.51
Per common share (diluted)	0.63	1.78	1.57	0.57	0.46	0.63	0.46
Adjusted operating earnings: (1)
Before income taxes	192	206	254	228	221	192	221
After income taxes	158	227	210	188	182	158	182
Effective tax rate	17.9%	-10.2%	17.5%	17.2%	17.6%	17.9%	17.6%
Per common share (Adjusted diluted)	1.44	2.13	1.97	1.70	1.55	1.44	1.55
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	3,342	2,737	2,304	2,988	5,066	3,342	5,066
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	5,887	5,792	5,607	5,033	5,226	5,887	5,226
Book value per common share (including AOCI)	34.03	28.16	23.70	30.52	49.57	34.03	49.57
Book value per common share (excluding AOCI) (1)	59.95	59.59	57.69	51.41	51.14	59.95	51.14
Leverage Ratios:
Debt-to-Capital	36.1%	40.0%	43.4%	39.9%	29.8%	36.1%	29.8%
Financial Leverage - excluding AOCI (1)	29.5%	29.5%	29.8%	32.8%	33.0%	29.5%	33.0%
Shares:
Weighted-average common shares outstanding
Basic	98	97	98	102	106	98	106
Dilutive effect of warrants	9	7	6	7	8	9	8
Other dilutive effects (2)	3	2	2	2	3	3	3
Diluted	110	107	106	111	117	110	117
Adjusted Diluted (1)	110	107	106	111	117	110	117
Ending shares outstanding	98	97	97	98	102	98	102
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	—	—	50	255	445	—	445
Dividends to common shareholders	20	19	20	20	21	20	21
Total cash returned to common shareholders	20	19	70	275	466	20	466

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 7 of 43

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022

Revenues
Net investment income	545	548	522	581	630	545	630
Fee income	464	451	445	413	433	464	433
Premiums	685	612	606	597	608	685	608
Net gains (losses)	(16)	(47)	(125)	(226)	(288)	(16)	(288)
Other revenues	78	31	33	44	40	78	40
Income (loss) related to consolidated investment entities	79	(40)	(136)	115	83	79	83
Total revenues	1,835	1,555	1,345	1,524	1,506	1,835	1,506
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(751)	(693)	(537)	(654)	(644)	(751)	(644)
Operating expenses	(836)	(673)	(632)	(605)	(632)	(836)	(632)
Net amortization of DAC/VOBA	(59)	(56)	(60)	(62)	(62)	(59)	(62)
Interest expense	(32)	(30)	(31)	(33)	(40)	(32)	(40)
Operating expenses related to consolidated investment entities	(16)	(20)	(14)	(18)	(6)	(16)	(6)
Total benefits and expenses	(1,694)	(1,472)	(1,274)	(1,372)	(1,384)	(1,694)	(1,384)
Income (loss) before income taxes	141	83	71	152	122	141	122
Income tax expense (benefit)	12	(54)	29	9	11	12	11
Net income (loss)	129	137	42	143	111	129	111
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	46	(57)	(138)	75	43	46	43
Net income (loss) available to Voya Financial, Inc.	83	194	180	68	68	83	68
Less: Preferred stock dividends	14	4	14	4	14	14	14
Net income (loss) available to Voya Financial, Inc.'s common shareholders	69	190	166	64	54	69	54

Voya Financial	Page 8 of 43

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	482	460	415	488	537	482	537
Fee income	468	455	451	418	440	468	440
Premiums	675	601	598	588	591	675	591
Other revenue	73	31	30	43	35	73	35
Adjusted operating revenues (1)	1,697	1,547	1,495	1,537	1,603	1,697	1,603

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(689)	(648)	(557)	(665)	(696)	(689)	(696)
Operating expenses	(731)	(614)	(590)	(574)	(605)	(731)	(605)
Net amortization of DAC/VOBA	(31)	(30)	(32)	(30)	(30)	(31)	(30)
Interest expense (2)	(47)	(37)	(49)	(40)	(52)	(47)	(52)
Adjusted operating benefits and expenses	(1,498)	(1,328)	(1,228)	(1,309)	(1,383)	(1,498)	(1,383)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	200	219	267	228	221	200	221
Less: Earnings (loss) attributable to Allianz noncontrolling interest	8	13	13	—	—	8	—
Adjusted operating earnings before income taxes (1)	192	206	254	228	221	192	221

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Wealth Solutions	684	669	645	709	756	684	756
Health Solutions	774	649	645	641	647	774	647
Investment Management	229	215	192	171	178	229	178
Corporate	11	15	13	17	22	11	22
Adjusted operating revenues (1)	1,697	1,547	1,495	1,537	1,603	1,697	1,603

Adjusted operating earnings before income taxes
Wealth Solutions	132	145	128	197	228	132	228
Health Solutions	94	78	154	50	21	94	21
Investment Management	42	57	51	40	39	42	39
Corporate	(69)	(60)	(66)	(60)	(68)	(69)	(68)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	200	219	267	228	221	200	221
Less: Earnings (loss) attributable to Allianz noncontrolling interest	8	13	13	—	—	8	—
Adjusted operating earnings before income taxes (1)	192	206	254	228	221	192	221

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

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Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended March 31, 2023
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	434	33	10	4	482
Fee income	231	21	216	—	468
Premiums	—	675	—	—	675
Other revenue	20	45	2	6	73
Adjusted operating revenues (1)	684	774	229	11	1,697

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(222)	(467)	—	—	(689)
Operating expenses	(308)	(204)	(186)	(33)	(731)
Net amortization of DAC/VOBA	(22)	(8)	—	—	(31)
Interest expense (2)	—	—	—	(47)	(47)
Adjusted operating benefits and expenses	(552)	(680)	(186)	(80)	(1,498)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	132	94	42	(69)	200
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	9	(1)	8
Adjusted operating earnings before income taxes (1)	132	94	33	(68)	192

	Three Months Ended March 31, 2022
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	487	39	11	1	537
Fee income	255	19	165	—	440
Premiums	—	591	—	—	591
Other revenue	14	(2)	2	21	35
Adjusted operating revenues (1)	756	647	178	22	1,603

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(218)	(478)	—	—	(696)
Operating expenses	(286)	(141)	(139)	(38)	(605)
Net amortization of DAC/VOBA	(24)	(6)	—	—	(30)
Interest expense (2)	—	—	—	(52)	(52)
Adjusted operating benefits and expenses	(528)	(626)	(139)	(90)	(1,383)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	228	21	39	(68)	221
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	—	—	—
Adjusted operating earnings before income taxes (1)	228	21	39	(68)	221

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 10 of 43

Consolidated Balance Sheets

	Balances as of
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Assets
Total investments	38,703	39,110	39,519	40,913	42,950
Cash and cash equivalents	724	919	840	954	1,011
Assets held in separate accounts	84,569	80,174	75,980	80,017	93,108
Premium receivable and reinsurance recoverable, net	12,438	12,426	12,559	12,441	12,980
Short term investments under securities loan agreement and accrued investment income	1,691	1,604	1,623	1,536	1,507
Deferred policy acquisition costs, Value of business acquired	2,333	2,363	2,389	2,422	2,450
Current and deferred income taxes	2,126	2,228	2,245	2,040	1,544
Other assets (1)	4,191	3,578	3,532	2,608	2,748
Assets related to consolidated investment entities	4,433	4,204	4,195	4,165	3,933
Total Assets	151,208	146,606	142,882	147,096	162,231
Liabilities
Future policy benefits and contract owner account balances	51,493	52,174	53,039	53,168	53,230
Liabilities related to separate accounts	84,569	80,174	75,980	80,017	93,108
Payables under securities loan agreements, including collateral held	1,328	1,302	1,378	1,220	1,124
Short-term debt	143	141	141	1	1
Long-term debt	2,094	2,094	2,094	2,385	2,406
Other liabilities (2)	3,350	3,290	3,270	2,854	3,076
Liabilities related to consolidated investment entities	2,544	2,434	2,319	2,154	2,102
Total Liabilities	145,521	141,609	138,221	141,799	155,047
Mezzanine Equity
Allianz noncontrolling interest	166	166	155	—	—
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(77)	(39)	(873)	(821)	(565)
Additional paid-in capital	6,693	6,643	7,945	7,500	7,504
Retained earnings (deficit)	(118)	(201)	(854)	(1,035)	(1,102)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,499	6,404	6,219	5,645	5,838
Accumulated other comprehensive income	(2,545)	(3,055)	(3,303)	(2,045)	(160)
Total Voya Financial, Inc. Shareholders' Equity	3,954	3,349	2,916	3,600	5,678
Noncontrolling interest	1,567	1,482	1,590	1,697	1,506
Total Shareholders' Equity	5,521	4,831	4,506	5,297	7,184
Total Liabilities, Mezzanine Equity and Shareholders' Equity	151,208	146,606	142,882	147,096	162,231

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities, and Derivatives.

Voya Financial	Page 11 of 43

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022
Wealth Solutions
Balance as of Beginning-of-Period	1,088	1,095	1,103	1,111	1,118	1,088	1,118
Deferrals of commissions and expenses	16	16	15	16	17	16	17
Amortization	(22)	(23)	(23)	(24)	(24)	(22)	(24)
Balance as of End-of-Period	1,082	1,088	1,095	1,103	1,111	1,082	1,111
Deferred Sales Inducements as of End-of-Period	22	24	23	23	23	22	23

Health Solutions
Balance as of Beginning-of-Period	190	182	178	168	164	190	164
Deferrals of commissions and expenses	13	15	14	17	10	13	10
Amortization	(8)	(7)	(9)	(7)	(6)	(8)	(6)
Balance as of End-of-Period	194	190	182	178	168	194	168

Total
Balance as of Beginning-of-Period	1,279	1,278	1,281	1,279	1,282	1,279	1,282
Deferrals of commissions and expenses	29	31	29	33	27	29	27
Amortization	(31)	(30)	(32)	(30)	(30)	(31)	(30)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,276	1,279	1,278	1,281	1,279	1,276	1,279
Balance as of End-of-Period, businesses exited through reinsurance or divestment (1)	1,057	1,084	1,111	1,141	1,171	1,057	1,171
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,333	2,363	2,389	2,422	2,450	2,333	2,450

(1) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

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Consolidated Capital Structure

	Balances as of
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022

Financial Debt
Senior bonds	1,498	1,496	1,495	1,495	1,495
Subordinated bonds	737	737	737	888	909
Other debt	2	2	3	3	3
Total Financial Debt	2,237	2,235	2,235	2,386	2,407
Other financial obligations (1)	335	265	269	282	301
Total Financial Obligations	2,572	2,500	2,504	2,668	2,708

Mezzanine Equity
Allianz noncontrolling interest	166	166	155	—	—
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	5,887	5,792	5,607	5,033	5,226
Total Equity (Excluding AOCI) (3)	6,499	6,404	6,219	5,645	5,838
Accumulated other comprehensive income (AOCI)	(2,545)	(3,055)	(3,303)	(2,045)	(160)
Total Voya Financial, Inc. Shareholders' Equity	3,954	3,349	2,916	3,600	5,678
Noncontrolling interest	1,567	1,482	1,590	1,697	1,506
Total Shareholders' Equity	5,521	4,831	4,506	5,297	7,184

Capital
Capitalization (4)	6,191	5,584	5,151	5,986	8,085
Adjusted Capitalization excluding AOCI (5)	10,804	10,552	10,468	10,010	10,052

Leverage Ratios
Debt-to-Capital (6)	36.1%	40.0%	43.4%	39.9%	29.8%
Financial Leverage excluding AOCI (7)	29.5%	29.5%	29.8%	32.8%	33.0%

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(4) Includes Total Financial, Debt and Total Voya Financial Inc. Shareholders' Equity.
(5) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(6) Total Financial Debt divided by Capitalization.
(7) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI.

Voya Financial	Page 13 of 43

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of March 31, 2023
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)	Total AUM and AUA

Wealth Solutions (1)	33,242	80,922	78,067	192,231	305,663	497,895
Health Solutions	1,829	15	—	1,844	—	1,844
Investment Management	36,934	25,011	265,643	327,589	56,310	383,899
Eliminations/Other (3)	(35,071)	(21,379)	(11,459)	(67,909)	(44,544)	(112,453)
Total AUM and AUA	36,934	84,569	332,251	453,755	317,429	771,185

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(3) Includes eliminations for AUM and AUA in our Wealth and Health segments that are managed by our Investment Management Segment and also reported in their AUM and AUA.

Wealth Solutions

Voya Financial	Page 15 of 43
Wealth Solutions Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022
Sources of operating earnings before income taxes:
Gross investment income	428	432	427	411	397	428	397
Investment expenses	(19)	(20)	(20)	(20)	(19)	(19)	(19)
Credited interest	(218)	(220)	(218)	(219)	(215)	(218)	(215)
Net margin	190	192	189	172	163	190	163
Other investment income (1)	56	57	57	61	54	56	54
Investment spread and other investment income, excluding alts/prepays above/below expectations	245	249	246	233	217	245	217
Alternative investment income and prepayment fees above (below) long-term expectations	(33)	(50)	(70)	(7)	52	(33)	52
Investment spread and other investment income	212	199	176	226	269	212	269
Full service fee based revenue	136	134	137	145	156	136	156
Recordkeeping and other fee based revenue	111	108	107	112	112	111	112
Total fee based margin	247	241	244	257	268	247	268
Net underwriting gain (loss) and other revenue	4	5	3	4	1	4	1
Net revenue (2)	463	445	423	486	538	463	538
Administrative expenses	(251)	(223)	(214)	(207)	(223)	(251)	(223)
Net commissions	(56)	(55)	(57)	(58)	(63)	(56)	(63)
DAC/VOBA and other intangibles amortization	(23)	(23)	(24)	(24)	(24)	(23)	(24)
Adjusted operating earnings before income taxes	132	145	128	197	228	132	228
Adjusted Operating Margin TTM	33.1%	36.9%	39.6%	44.5%	46.4%
Adjusted Operating Margin Excluding Notables TTM	38.6%	39.3%	37.9%	37.7%	36.9%
Full Service Revenue (3)
Full Service Investment Spread and other investment income	206	194	170	218	258	206	258
Full Service Fee Based Revenue	136	134	137	145	156	136	156
Total Full Service Revenue	343	327	307	363	414	342	414
Client Assets
Fee Based (4)	408,688	387,961	364,099	377,667	422,629	408,688	422,629
Spread Based	33,242	33,881	34,358	34,220	33,759	33,242	33,759
Investment-only Stable Value	37,781	38,148	38,944	39,622	40,391	37,781	40,391
Retail Client Assets (5)	25,757	24,908	23,547	24,892	28,941	25,757	28,941
Eliminations (5)	(7,574)	(7,511)	(7,355)	(7,381)	(7,743)	(7,574)	(7,743)
Total Client Assets (4)	497,895	477,386	453,594	469,019	517,976	497,895	517,976

(1) Includes investment income on assets backing surplus and income from policy loans.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Excludes Net underwriting gain (loss) and other revenue.
(4) Effective Q1 2023, includes asset balances associated with non-qualified retirement plans for clients using only our non-qualified solutions. Historical periods presented have been recast to conform with this change.

(5) Includes asset eliminations previously reported in Recordkeeping and Retail Client Assets. This change has no impact on fee revenue, as fees are calculated using respective asset bases. Historical periods presented have been recast to conform with this change.

Voya Financial	Page 16 of 43
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022
Full service - Corporate markets
Client Assets, beginning of period	85,965	80,126	83,320	94,424	99,689	85,965	99,689
Transfers / Single deposits	1,770	1,603	1,074	1,176	1,676	1,770	1,676
Recurring deposits	2,850	2,108	2,231	2,297	2,558	2,850	2,558
Total Deposits	4,621	3,710	3,305	3,473	4,235	4,621	4,235
Surrenders, benefits, and product charges	(3,477)	(2,900)	(2,589)	(2,798)	(3,623)	(3,477)	(3,623)
Net Flows	1,144	811	716	674	612	1,144	612
Interest credited and investment performance	4,506	5,028	(3,909)	(11,778)	(5,877)	4,506	(5,877)
Client Assets, end of period - Corporate markets	91,615	85,965	80,126	83,320	94,424	91,615	94,424

Full service - Tax-exempt markets
Client Assets, beginning of period (1)	76,672	73,102	75,608	83,703	87,985	76,672	87,985
Transfers / Single deposits	323	887	248	534	374	323	374
Recurring deposits	1,100	1,061	986	1,006	1,046	1,100	1,046
Total Deposits	1,424	1,948	1,235	1,540	1,420	1,424	1,420
Surrenders, benefits, and product charges	(2,586)	(1,807)	(1,395)	(1,215)	(1,586)	(2,586)	(1,586)
Net Flows	(1,162)	141	(161)	326	(165)	(1,162)	(165)
Interest credited and investment performance	3,513	3,428	(2,346)	(8,420)	(4,117)	3,513	(4,117)
Client Assets, end of period - Tax-exempt markets (1)	79,022	76,672	73,102	75,608	83,703	79,022	83,703

Full Service - Total
Client Assets, beginning of period (1)	162,636	153,228	158,928	178,126	187,674	162,636	187,674
Transfers / Single deposits	2,094	2,489	1,322	1,710	2,050	2,094	2,050
Recurring deposits	3,951	3,169	3,217	3,303	3,605	3,951	3,604
Total Deposits	6,044	5,658	4,539	5,013	5,655	6,044	5,655
Surrenders, benefits, and product charges	(6,062)	(4,706)	(3,984)	(4,013)	(5,208)	(6,062)	(5,209)
Net Flows	(18)	952	555	1,000	446	(18)	446
Interest credited and investment performance	8,019	8,456	(6,255)	(20,198)	(9,994)	8,019	(9,994)
Client Assets, end of period - Full Service Total (1)	170,637	162,636	153,228	158,928	178,126	170,637	178,126

Full Service - Client Assets
Fee-based (1)	137,792	129,171	119,299	125,179	144,853	137,792	144,853
Spread-based	32,845	33,466	33,929	33,749	33,273	32,845	33,273
Client Assets, end of period - Full Service Total (1)	170,637	162,636	153,228	158,928	178,126	170,637	178,126
(1) Effective Q1 2023, includes asset balances associated with non-qualified retirement plans for clients using only our non-qualified solutions. Historical periods presented have been recast to conform with this change.

Voya Financial	Page 17 of 43
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022
Recordkeeping (1)
Client Assets, beginning of period	254,957	241,241	248,931	274,065	283,744	254,957	283,744
Transfers / Single deposits	2,332	979	3,573	1,595	1,955	2,332	1,955
Recurring deposits	5,504	3,778	4,278	4,359	5,217	5,504	5,217
Total Deposits	7,836	4,758	7,851	5,954	7,171	7,836	7,172
Surrenders, benefits, and product charges	(7,747)	(5,327)	(5,846)	(5,730)	(8,065)	(7,747)	(8,065)
Net Flows	89	(569)	2,004	224	(893)	89	(893)
Interest credited and investment performance	11,993	14,285	(9,694)	(25,358)	(8,785)	11,993	(8,785)
Client Assets, end of period - Recordkeeping	267,038	254,957	241,241	248,931	274,065	267,038	274,065

Total Defined Contribution (2)
Client Assets, beginning of period	417,593	394,469	407,859	452,191	471,417	417,593	471,417
Transfers / Single deposits	4,425	3,469	4,895	3,304	4,005	4,425	4,005
Recurring deposits	9,455	6,947	7,495	7,663	8,822	9,455	8,822
Total Deposits	13,880	10,416	12,390	10,967	12,826	13,880	12,826
Surrenders, benefits, and product charges	(13,810)	(10,033)	(9,831)	(9,743)	(13,273)	(13,810)	(13,273)
Net Flows	70	383	2,559	1,224	(447)	70	(447)
Interest credited and investment performance	20,012	22,741	(15,949)	(45,556)	(18,779)	20,012	(18,779)
Client Assets, end of period - Total Defined Contribution	437,675	417,593	394,469	407,859	452,191	437,675	452,191

Defined Contribution Investment-only Stable Value (SV) (3)
Assets, beginning of period	38,148	38,944	39,622	40,391	40,246	38,148	40,246
Transfers / Single deposits	323	435	177	630	1,500	323	1,500
Recurring deposits	112	440	169	203	190	112	190
Total Deposits	435	875	346	833	1,690	435	1,690
Surrenders, benefits, and product charges	(1,146)	(1,269)	(431)	(284)	(545)	(1,146)	(545)
Net Flows	(710)	(394)	(84)	549	1,144	(710)	1,144
Interest credited and investment performance	344	(402)	(593)	(1,319)	(1,000)	344	(1,000)
Assets, end of period - Defined Contribution Investment-only SV	37,781	38,148	38,944	39,622	40,391	37,781	40,391

Retail Client Assets (1)(4)	25,762	24,913	23,553	24,897	28,947	25,762	28,947

Other Assets (5)	4,250	4,243	3,983	4,022	4,190	4,250	4,190
Eliminations (1)	(7,574)	(7,511)	(7,355)	(7,381)	(7,743)	(7,574)	(7,743)
Total Client Assets (6)	497,895	477,386	453,594	469,019	517,976	497,895	517,976

(1) Includes asset eliminations previously reported in Recordkeeping and Retail Client Assets. This change has no impact on fee revenue, as fees are calculated using respective asset bases. Historical periods presented have been recast to conform with this change.

(2) Total of Full Service and Recordkeeping.
(3) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(4) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(5) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(6) Effective Q1 2023, includes asset balances associated with non-qualified retirement plans for clients using only our non-qualified solutions. Historical periods presented have been recast to conform with this change.

Health Solutions

Voya Financial	Page 19 of 43
Health Solutions Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022
Sources of operating earnings before income taxes:
Gross investment income	24	24	24	25	23	24	23
Investment expenses	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Credited interest	(12)	(12)	(13)	(13)	(13)	(12)	(13)
Net margin	11	11	11	10	9	11	9
Other investment income	12	14	13	12	12	12	12
Investment spread and other investment income, excluding alts/prepays above/below expectations	23	24	24	22	20	23	20
Alternative investment income and prepayment fees above (below) long-term expectations	(2)	(5)	(7)	—	5	(2)	5
Investment spread and other investment income	21	19	17	22	25	21	25
Fee based margin (1)	53	3	4	4	5	53	5
Net underwriting gain (loss) and other revenue	233	202	289	172	139	233	139
Net revenue (2)	306	225	310	198	169	306	169
Administrative expenses	(124)	(71)	(66)	(67)	(72)	(124)	(72)
Premium taxes, fees and assessments	(35)	(27)	(39)	(32)	(28)	(35)	(28)
Net commissions	(44)	(43)	(41)	(42)	(42)	(44)	(42)
DAC/VOBA and other intangibles amortization	(8)	(7)	(9)	(7)	(6)	(8)	(6)
Adjusted operating earnings before income taxes	94	78	154	50	21	94	21
Adjusted Operating Margin TTM	36.2%	33.7%	30.3%	23.4%	25.5%
Adjusted Operating Margin Excluding Notables TTM	33.5%	33.0%	31.2%	29.6%	31.6%
Group life:
Premiums	157	151	150	148	143	157	143
Benefits	(134)	(124)	(50)	(133)	(166)	(134)	(166)
Other (3)	(3)	(1)	(2)	(1)	(2)	(3)	(2)
Total Group life	21	26	98	14	(25)	21	(25)
Group Life Loss Ratio (Interest adjusted)	84.9%	82.3%	71.4%	89.5%	115.8%	89.8%	115.8%
Group stop loss:
Premiums	358	314	311	302	303	358	303
Benefits	(251)	(226)	(238)	(238)	(232)	(251)	(232)
Other (3)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Total Group stop loss	106	87	72	63	70	106	70
Stop loss Loss Ratio	70.1%	72.0%	76.4%	78.9%	76.5%	70.1%	76.5%
Voluntary Benefits, Disability, and Other	106	93	123	99	99	106	99
Net underwriting gain (loss) and other revenue
Premiums	688	626	619	609	602	688	602
Benefits	(450)	(420)	(326)	(430)	(460)	(450)	(460)
Other (3)	(4)	(4)	(3)	(8)	(4)	(4)	(4)
Total Net underwriting gain (loss) and other revenue	233	202	289	172	139	233	139
Total Aggregate Loss Ratio TTM (4)	66.3%	68.9%	70.7%	73.1%	73.3%	66.3%	73.3%

(1) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(4) Loss ratio excludes $57M of favorable reserve release in 3Q'22 related to our annual assumption update.

Voya Financial	Page 20 of 43
Health Solutions Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022

Sales by Product Line:
Group life and Disability	104	23	4	14	86	104	86
Stop loss	343	20	42	24	323	343	323
Voluntary and Other (1)	90	13	12	20	104	90	104
Total sales by product line	538	56	58	58	513	538	513

Total gross premiums and deposits	761	687	707	671	660	761	660

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	912	833	817	811	807	912	807
Stop loss	1,457	1,258	1,259	1,231	1,220	1,457	1,220
Voluntary and Other (1)	930	689	684	681	678	930	678
Total annualized in-force premiums and fees by product line	3,300	2,780	2,760	2,722	2,705	3,300	2,705

Assets Under Management by Fund Group:
General account	1,829	1,866	1,938	1,981	1,886	1,829	1,886
Separate account	15	14	14	15	17	15	17
Total AUM	1,844	1,880	1,952	1,996	1,903	1,844	1,903

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Investment Management

Voya Financial	Page 22 of 43
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022

Sources of operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	8	8	8	8	8	8	8
Alternative investment income and prepayment fees above (below) long-term expectations	2	(9)	(20)	(3)	3	2	3
Investment spread and other investment income	10	(1)	(12)	6	11	10	11
Fee based margin (1)	218	216	204	165	167	218	167
Net revenue (2)	229	215	192	171	178	229	178
Administrative expenses (3)	(186)	(158)	(142)	(131)	(139)	(186)	(139)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	42	57	51	40	39	42	39
Adjusted Operating Margin TTM	23.4%	24.7%	25.5%	26.8%	29.4%
Adjusted Operating Margin Excluding Notables TTM	25.4%	26.8%	26.0%	24.1%	25.2%
Fee based margin (1)
Investment advisory and administrative revenue	216	209	202	160	165	216	165
Other fee based margin	2	6	2	6	2	2	2
Fee based margin	218	216	204	165	167	218	167

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	42	57	51	40	39	42	39
Less: Earnings (loss) attributable to Allianz noncontrolling interest	9	14	13	—	—	9	—
Adjusted operating earnings before income taxes	33	42	38	40	39	33	39

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.

Voya Financial	Page 23 of 43
Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022
Client Assets:
External Clients
Institutional	164,443	161,502	160,720	136,596	143,581	164,443	143,581
Retail	126,212	121,833	118,016	61,070	71,578	126,212	71,578
Subtotal External Clients	290,654	283,335	278,735	197,666	215,159	290,654	215,159
General Account	36,934	38,028	38,614	38,686	38,049	36,934	38,049
Total Client Assets (AUM)	327,589	321,363	317,349	236,352	253,208	327,589	253,208
Assets under Advisement and Administration (AUA)	56,310	55,601	51,862	53,359	57,187	56,310	57,187
Total AUM and AUA	383,899	376,963	369,210	289,710	310,395	383,899	310,395

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	92	90	89	86	87	92	87
Retail	99	95	88	49	53	99	53
Subtotal External Clients	191	185	177	134	140	191	140
General Account	20	20	20	20	20	20	20
Total Investment Advisory and Administrative Revenues (AUM)	211	205	197	154	160	211	160
Administration Only Fees	5	5	5	5	5	5	5
Total Investment Advisory and Administrative Revenues	216	209	202	160	165	216	165

Revenue Yield (bps) (1)
External Clients
Institutional	22.6	22.1	21.4	24.5	23.7	22.6	23.7
Retail	31.6	31.1	28.0	29.4	29.1	31.6	29.1
Revenue Yield on External Clients (2)	26.5	26.0	24.3	26.1	25.5	26.5	25.5
General Account	20.8	20.8	21.1	21.1	21.1	20.8	21.1
Revenue Yield on Client Assets (AUM)	25.8	25.3	23.9	25.3	24.8	25.8	24.8
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.7	3.7	3.4	3.8	3.5	3.7	3.5
Total Revenue Yield on AUM and AUA (bps)	22.6	22.3	21.0	21.3	20.9	22.6	20.9

Revenue Yield on Client Assets (AUM) - trailing twelve months	23.1	21.3	25.2	25.8	25.4	23.1	25.4

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.
(2) External client yields do not reflect a full quarter of revenues resulting from the Allianz transaction.

Voya Financial	Page 24 of 43
Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022
Institutional AUM:
Beginning of period AUM	161,503	160,720	136,595	143,580	148,921	161,503	148,921
Inflows	5,739	8,249	4,759	5,500	5,963	5,739	5,963
Outflows	(6,683)	(7,904)	(5,648)	(3,502)	(3,742)	(6,683)	(3,742)
Net flows- Institutional	(945)	345	(889)	1,998	2,221	(945)	2,221
Change in Market Value	5,171	2,341	(5,815)	(8,803)	(7,411)	5,171	(7,411)
Other (Including Acquisitions / Divestitures)	(1,286)	(1,903)	30,828	(180)	(151)	(1,286)	(151)
End of period AUM - Institutional	164,443	161,503	160,720	136,595	143,580	164,443	143,580
Organic Growth (Net Flows/Beginning of period AUM)	-0.6%	0.2%	-0.7%	1.4%	1.5%	-0.6%	1.5%
Market Growth %	3.2%	1.5%	-4.3%	-6.1%	-5.0%	3.2%	-5.0%
Retail AUM:
Beginning of period AUM	121,833	118,016	61,070	71,579	76,908	121,833	76,908
Inflows	8,361	7,203	6,683	2,290	2,609	8,361	2,609
Outflows	(8,019)	(7,400)	(6,754)	(3,728)	(3,502)	(8,019)	(3,502)
Net flows- Retail	342	(198)	(71)	(1,439)	(893)	342	(893)
Net Money Market Flows	(36)	51	45	120	(18)	(36)	(18)
Change in Market Value	4,242	3,232	(6,332)	(8,352)	(4,181)	4,242	(4,181)
Net Flows from Divested Businesses	(515)	(497)	(467)	(525)	(668)	(515)	(668)
Other (Including Acquisitions / Divestitures)	346	1,229	63,771	(313)	431	346	431
End of period AUM - Retail	126,212	121,833	118,016	61,070	71,579	126,212	71,579
Retail Organic Growth excluding Net Flows from Divested Businesses and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	0.3%	-0.2%	-0.1%	-2.0%	-1.2%	0.3%	-1.2%
Market Growth %	3.5%	2.7%	-10.4%	-11.7%	-5.4%	3.5%	-5.4%
Net Flows:
Institutional Net Flows	(945)	345	(889)	1,998	2,221	(945)	2,221
Retail Net Flows	342	(198)	(71)	(1,439)	(893)	342	(893)
Net Flows from Divested Businesses	(515)	(497)	(467)	(525)	(668)	(515)	(668)
Total Net Flows	(1,118)	(350)	(1,427)	34	660	(1,118)	660
Net Flows excluding Net Flows from Divested Businesses and Sub-advisor Replacements	(602)	147	(960)	559	1,328	(602)	1,328
Total External Clients Organic Growth (Net Flows excluding Divested Businesses and Sub-advisor Replacement / Beginning period AUM)(1)	-0.2%	0.1%	-0.5%	0.3%	0.6%	-0.2%	0.6%

(1) Includes net flows related to Allianz transaction as of July 25, 2022.

Voya Financial	Page 25 of 43
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Institutional
Equity	24,470	22,943	22,835	12,086	14,830
Fixed Income - Public	59,786	57,532	59,752	62,378	67,693
Fixed Income - Privates	67,126	67,809	63,361	47,177	45,985
Alternatives	13,060	13,218	14,771	14,955	15,073
Money Market	—	—	—	—	—
Total	164,443	161,502	160,720	136,596	143,581

Retail
Equity	63,429	60,244	57,343	36,100	44,128
Fixed Income - Public	59,638	58,480	57,714	22,124	24,749
Fixed Income - Privates	455	483	499	547	611
Alternatives	902	822	724	611	542
Money Market	1,788	1,803	1,736	1,688	1,548
Total	126,212	121,833	118,016	61,070	71,578

General Account
Equity	237	237	241	242	216
Fixed Income - Public	19,286	19,748	20,701	20,416	20,217
Fixed Income - Privates	14,826	14,942	14,877	14,764	14,500
Alternatives	2,226	2,378	2,450	2,732	2,628
Money Market	360	724	344	532	488
Total	36,934	38,028	38,614	38,686	38,049

Combined Asset Type
Equity	88,136	83,424	80,419	48,429	59,174
Fixed Income - Public	138,710	135,760	138,166	104,917	112,659
Fixed Income - Privates	82,406	83,234	78,737	62,488	61,097
Alternatives	16,189	16,418	17,945	18,298	18,243
Money Market	2,148	2,527	2,080	2,220	2,036
Total	327,589	321,363	317,349	236,352	253,208

Total Private and Alternative Assets	98,595	99,652	96,683	80,786	79,340
% of Private and Alternative Assets / Total AUM	30.1%	31.0%	30.5%	34.2%	31.3%

Total Wealth Assets (1)	166,679	162,355	158,900	101,885	110,305
% of Wealth Assets / Total AUM	50.9%	50.5%	50.1%	43.1%	43.6%

(1) Total Wealth Assets includes affiliated and non-affiliated Institutional defined contribution plan assets, Retail mutual funds, separately managed accounts, and general account assets considered to be wealth accumulation.

Corporate

Voya Financial	Page 27 of 43

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022

Interest expense (excluding Preferred stock dividends) (1)	(33)	(33)	(35)	(36)	(38)	(33)	(38)
Preferred stock dividends	(14)	(4)	(14)	(4)	(14)	(14)	(14)
Stranded costs net of TSA revenue	—	—	(1)	(4)	(4)	—	(4)
Pension expense (2)	(11)	(11)	(10)	(10)	(10)	(11)	(10)
Other (3)	(11)	(12)	(6)	(6)	(2)	(11)	(2)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	(69)	(60)	(66)	(60)	(68)	(69)	(68)
Less: Earnings (loss) attributable to Allianz noncontrolling interest	(1)	(1)	—	—	—	(1)	—
Adjusted operating earnings before income taxes	(68)	(59)	(65)	(60)	(68)	(68)	(68)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 29 of 43
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022

Net Revenue Excluding Notable Items
Wealth Solutions
Investment spread and other investment income	245	249	246	233	217	973	824
Fee based margin	247	241	244	257	268	989	1,114
Net underwriting gain (loss) and other revenue	4	5	3	4	1	16	(4)
Wealth Solutions Net Revenue	496	495	493	494	486	1,978	1,934
Health Solutions
Investment spread and other investment income	23	24	24	22	20	93	74
Fee based margin	53	3	4	4	5	64	13
Net underwriting gain (loss) and other revenue	233	202	232	172	179	839	705
Health Solutions Net Revenue	309	230	260	198	204	997	792
Investment Management
Investment capital and other investment income	8	8	8	8	8	32	31
Fee based margin	218	216	204	165	167	803	685
Investment Management Net Revenue	227	224	212	173	175	836	716
Total Net Revenue Excluding Notable Items (1)	1,032	949	965	865	865	3,811	3,442
Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	166	195	198	204	176	763	713
Health Solutions	97	83	105	51	56	335	250
Investment Management	41	64	67	42	37	212	181
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	303	342	370	297	269	1,310	1,144
Corporate	(69)	(60)	(65)	(60)	(68)	(255)	(255)
Total Adjusted operating earnings Excluding Notable Items, including Allianz noncontrolling interest	234	282	305	236	201	1,055	889
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items	8	13	13	—	—	34	—
Total Adjusted Operating Earnings Excluding Notable Items (1)	226	269	291	236	201	1,022	889
Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	33.4%	39.3%	40.2%	41.4%	36.2%	38.6%	36.9%
Health Solutions	31.3%	36.0%	40.2%	25.5%	27.5%	33.5%	31.6%
Investment Management	18.0%	28.6%	31.6%	24.3%	21.1%	25.4%	25.2%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	29.4%	36.0%	38.2%	34.2%	31.1%	34.4%	33.2%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	22.7%	29.7%	31.5%	27.3%	23.2%	27.7%	25.8%
Adjusted Operating Margin Excluding Notable Items Trailing Twelve Months
Wealth Solutions	38.6%	39.3%	37.9%	37.7%	36.9%
Health Solutions	33.5%	33.0%	31.2%	29.6%	31.6%
Investment Management	25.4%	26.8%	26.0%	24.1%	25.2%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	34.4%	35.0%	33.7%	33.0%	33.2%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	27.7%	28.1%	26.8%	25.9%	25.8%

(1) Refer to the “Reconciliations” section for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 30 of 43
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022

Wealth Solutions	(251)	(223)	(214)	(207)	(223)	(895)	(889)
Health Solutions	(124)	(71)	(66)	(67)	(72)	(328)	(253)
Investment Management	(186)	(158)	(142)	(131)	(139)	(617)	(546)
Stranded costs net of TSA revenue (1)	—	—	(1)	(4)	(4)	(5)	(6)
Total Administrative Expenses (1)(2)	(561)	(452)	(423)	(409)	(438)	(1,845)	(1,694)

(1) Includes Stranded Costs, net of associated TSA revenue, subsequent to the closing of the Individual Life Transaction.
(2) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 31 of 43
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022

Wealth Solutions
Adjusted operating earnings before income taxes - before interest	602	697	798	990	1,077
Income tax expense	77	98	122	164	185
Adjusted Operating Earnings - before interest and after income taxes	525	599	676	826	892
Adjusted Operating effective tax rate (1)	10.9%	12.7%	11.6%	14.9%	15.7%
Adjusted Operating effective tax rate - Trailing Twelve Months	12.8%	14.1%	15.3%	16.6%	17.2%
Average Capital	3,679	3,710	3,730	3,742	3,738
Ending Capital (2)	3,520	3,670	3,677	3,749	3,721
Adjusted Return on Capital	14.2%	16.1%	18.1%	22.1%	23.9%

Health Solutions
Adjusted operating earnings before income taxes - before interest	376	304	256	171	185
Income tax expense	79	64	54	36	39
Adjusted Operating Earnings - before interest and after income taxes	297	240	202	135	146
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	698	591	555	528	513
Ending Capital (2)	1,263	662	650	576	549
Adjusted Return on Capital	42.6%	40.6%	36.6%	25.7%	28.6%

Investment Management
Adjusted operating earnings before income taxes - before interest	153	158	176	201	227
Income tax expense	32	33	37	42	48
Adjusted Operating Earnings - before interest and after income taxes	121	125	139	159	179
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	673	582	488	427	403
Ending Capital (2)	810	797	778	486	458
Adjusted Return on Capital	17.9%	21.5%	28.3%	37.0%	44.3%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and foreign tax credits in our Wealth Solutions segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

Investment Information

Voya Financial	Page 33 of 43
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	3/31/2023				12/31/2022				3/31/2023

Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	11,880	30.0%	148	5.0%	12,179	30.0%	163	5.2%	11,880	30.0%	149	5.0%
Private credit	8,134	20.0%	90	4.5%	8,222	20.0%	84	4.2%	8,134	20.0%	91	4.5%
Securitized (2)(3)	10,667	27.0%	156	6.0%	10,654	26.0%	157	6.0%	10,667	27.0%	156	6.0%
Commercial mortgage loans	5,315	13.0%	60	4.6%	5,413	13.0%	59	4.5%	5,315	13.0%	61	4.6%
Municipals	921	2.0%	9	4.0%	952	2.0%	10	4.0%	921	2.0%	9	4.0%
Short-term / Treasury	447	1.0%	5	4.4%	627	2.0%	7	4.4%	447	1.0%	5	4.4%
Equity securities	284	1.0%	5	6.7%	290	1.0%	4	5.5%	284	1.0%	5	6.7%
Policy loans	359	1.0%	6	6.7%	363	1.0%	5	5.3%	359	1.0%	6	6.7%
Derivatives	(11)	—%	3	N/A	(11)	—%	3	N/A	(11)	—%	3	N/A
Book Values and Gross Investment Income before variable components	37,996	95.0%	483	5.1%	38,689	96.0%	491	5.1%	37,996	95.0%	485	5.2%

Book Values and Gross Investment Income on variable components
Limited partnership	1,794	5.0%	13	2.9%	1,774	4.0%	(7)	-1.5%	1,794	5.0%	13	2.9%
Prepayment / Other fee income	N/A	N/A	2	—%	N/A	N/A	—	—%	N/A	N/A	—	—%
Book Values and Gross Investment Income (variable)	1,794	5.0%	15	—%	1,774	4.0%	(6)	—%	1,794	5.0%	13	—%
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	39,790	100.0%	498	5.1%	40,464	100.0%	485	4.8%	39,790	100.0%	498	5.1%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 34 of 43
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	12/31/2022		09/30/2022		06/30/2022		03/31/2022

Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	12,282	30.0%	13,187	32.0%	13,145	32.0%	13,151	32.0%
Private credit	8,014	20.0%	7,958	19.0%	7,989	19.0%	7,773	19.0%
Securitized	10,688	26.0%	10,663	26.0%	10,469	25.0%	10,024	25.0%
Municipals	952	2.0%	966	2.0%	964	2.0%	957	2.0%
Short-term / Treasury	978	2.0%	802	2.0%	891	2.0%	935	2.0%
Total Fixed maturities	32,914	81.0%	33,577	81.0%	33,458	81.0%	32,840	81.0%
Commercial mortgage loans	5,412	13.0%	5,375	13.0%	5,381	13.0%	5,490	14.0%
Limited partnership	1,774	4.0%	1,777	4.0%	1,813	4.0%	1,793	4.0%
Equity securities	464	1.0%	475	1.0%	486	1.0%	476	1.0%
Total	40,565	100.0%	41,204	100.0%	41,138	100.0%	40,599	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	17,016	52.0%	17,312	52.0%	17,208	51.0%	16,619	51.0%
NAIC 2	14,662	45.0%	14,970	45.0%	14,850	44.0%	14,699	45.0%
NAIC 3 and below	1,237	4.0%	1,295	4.0%	1,400	4.0%	1,522	5.0%
Total Fixed maturities	32,914	100.0%	33,577	100.0%	33,458	100.0%	32,840	100.0%

Commercial Mortgage Loans:
CML 1	4,246	78.0%	4,220	79.0%	4,224	78.0%	4,400	80.0%
CML 2	1,067	20.0%	1,045	19.0%	1,030	19.0%	966	18.0%
CML 3 and below	100	2.0%	110	2.0%	127	2.0%	125	2.0%
Total Commercial mortgage loans	5,412	100.0%	5,375	100.0%	5,381	100.0%	5,490	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 35 of 43
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022
Wealth Solutions
Average alternative investments	1,659	1,614	1,650	1,634	1,534	1,659	1,534
Alternative investment income	11	(5)	(26)	33	89	11	89
Health Solutions
Average alternative investments	125	160	163	162	170	125	170
Alternative investment income	1	(1)	(3)	3	9	1	9
Investment Management
Average alternative investments	318	316	333	347	351	318	351
Alternative investment income	9	(2)	(13)	5	11	9	11

Voya Financial	Page 36 of 43
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022

Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	(26)	(41)	(63)	(4)	55	(135)	361
Health Solutions	(2)	(5)	(7)	—	5	(14)	37
Investment Management	2	(9)	(20)	(3)	3	(30)	56
Total	(26)	(55)	(90)	(7)	63	(179)	454

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(7)	(9)	(7)	(3)	(3)	(26)	16
Health Solutions	—	—	—	—	—	—	3
Investment Management	—	—	—	—	—	—	—
Total	(7)	(9)	(7)	(3)	(3)	(26)	19

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(33)	(50)	(70)	(7)	52	(161)	377
Health Solutions	(2)	(5)	(7)	—	5	(15)	39
Investment Management	2	(9)	(20)	(3)	3	(30)	56
Total	(34)	(64)	(97)	(10)	60	(206)	472

(1) The amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectation.

Reconciliations

Voya Financial	Page 38 of 43
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	3/31/2023			12/31/2022			9/30/2022			6/30/2022			3/31/2022
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)

Income (loss) available to Voya Financial, Inc.'s common shareholders		69	0.63		190	1.78		166	1.57		64	0.57		54	0.46
Plus: Net income (loss) attributable to noncontrolling interests		46	0.42		(57)	(0.54)		(138)	(1.30)		75	0.68		43	0.36
Less: Preferred stock dividends		(14)	(0.13)		(4)	(0.04)		(14)	(0.13)		(4)	(0.04)		(14)	(0.12)
Income (loss)	141	129	1.18	83	137	1.28	71	42	0.40	152	143	1.29	122	111	0.95
Less:
Net investment gains (losses)	(9)	(7)	(0.06)	(10)	(8)	(0.07)	(9)	(7)	(0.06)	(59)	(47)	(0.42)	(112)	(88)	(0.75)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(33)	(26)	(0.23)	(34)	(27)	(0.25)	(13)	(11)	(0.10)	(55)	(44)	(0.39)	(36)	(28)	(0.24)
Net income (loss) attributable to noncontrolling interests	46	46	0.42	(57)	(57)	(0.54)	(138)	(138)	(1.30)	75	75	0.68	43	43	0.36
Dividend payments made to preferred shareholders	14	14	0.13	4	4	0.04	14	14	0.13	4	4	0.04	14	14	0.12
Other adjustments	(70)	(56)	(0.51)	(26)	(3)	(0.03)	(37)	(26)	(0.24)	(40)	(34)	(0.31)	(8)	(11)	(0.09)
Adjusted operating earnings	192	158	1.44	206	227	2.13	254	210	1.97	228	188	1.70	221	182	1.55
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation	(34)	(27)	(0.25)	(63)	(50)	(0.47)	(94)	(74)	(0.70)	(8)	(7)	(0.06)	59	47	0.40
Other (3)	—	—	—	—	53	0.50	57	45	0.42	—	—	—	(40)	(31)	(0.27)
Adjusted operating earnings excluding notable items	226	185	1.69	269	224	2.10	291	239	2.24	236	195	1.76	201	166	1.42

(1) The adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss), adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law. For non-operating items, we apply a 21% tax rate.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes favorable tax adjustments primarily related to foreign tax credits, changes in certain other reserves not expected to recur at the same level, and Group Life Covid-19 impacts.

Voya Financial	Page 39 of 43
Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022

Total revenues	1,835	1,555	1,345	1,524	1,506	1,835	1,506

Less:
Net investment gains (losses)	(14)	(17)	(18)	(60)	(120)	(14)	(120)
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	30	16	(30)	(55)	(54)	30	(54)
Revenues (loss) attributable to noncontrolling interests	60	(44)	(130)	93	48	60	48
Other adjustments	60	54	30	8	28	60	28
Total adjusted operating revenues	1,697	1,547	1,495	1,537	1,603	1,697	1,603

Adjusted operating revenues by segment
Wealth Solutions	684	669	645	709	756	684	756
Health Solutions	774	649	645	641	647	774	647
Investment Management	229	215	192	171	178	229	178
Corporate	11	15	13	17	22	11	22
Total adjusted operating revenues	1,697	1,547	1,495	1,537	1,603	1,697	1,603

Voya Financial	Page 40 of 43
Wealth Solutions and Health Solutions Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022

Wealth Solutions
Adjusted operating revenues	page 9	684	669	645	709	756	2,707	3,212
Interest credited and other benefits to contract owners/policyholders		(222)	(224)	(222)	(222)	(218)	(890)	(890)
Net revenue	page 15	463	445	423	486	538	1,817	2,322
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(33)	(50)	(70)	(7)	52	(161)	377
Fee income related to divested businesses		—	—	—	—	—	—	10
Net revenue excluding notable items	page 29	496	495	493	494	486	1,978	1,934
Health Solutions
Adjusted operating revenues	page 9	774	649	645	641	647	2,709	2,445
Interest credited and other benefits to contract owners/policyholders		(467)	(424)	(335)	(443)	(478)	(1,669)	(1,718)
Net revenue	page 19	306	225	310	198	169	1,039	728
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(2)	(5)	(7)	—	5	(15)	39
Group Life Covid-19 impacts		—	—	—	—	(40)	—	(117)
Other adjustments to net underwriting gain (loss) and other revenue (1)		—	—	57	—	—	57	13
Net revenue excluding notable items	page 29	309	230	260	198	204	997	792

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 41 of 43
Investment Management and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022

Investment Management
Adjusted operating revenues	page 9	229	215	192	171	178	807	772
Net revenue	page 22	229	215	192	171	178	807	772
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		2	(9)	(20)	(3)	3	(30)	56
Net revenue excluding notable items	page 29	227	224	212	173	175	836	716
Consolidated
Total Adjusted operating revenues	page 9	1,697	1,547	1,495	1,537	1,603	6,276	6,527
Interest credited and other benefits to contract owners/policyholders		(689)	(648)	(557)	(665)	(696)	(2,559)	(2,609)
Corporate Adjusted operating revenues (1)		(11)	(15)	(13)	(17)	(22)	(56)	(98)
Net revenue	pages 15/19/22	998	885	925	855	885	3,663	3,822
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(34)	(64)	(97)	(10)	60	(206)	472
Group Life Covid-19 impacts		—	—	—	—	(40)	—	(117)
Fee income related to divested businesses		—	—	—	—	—	—	10
Other adjustments		—	—	57	—	—	57	13
Net revenue excluding notable items	page 29	1,032	949	965	865	865	3,811	3,442

(1) Includes primarily TSA Revenue.

Voya Financial	Page 42 of 43
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022

Wealth Solutions Adjusted operating earnings before income taxes	page 9	132	145	128	197	228	602	1,077
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(33)	(50)	(70)	(7)	52	(161)	377
Other (1)(2)		—	—	—	—	—	—	(13)
Adjusted operating earnings excluding notable items	page 29	166	195	198	204	176	763	713

Health Solutions Adjusted operating earnings before income taxes	page 9	94	78	154	50	21	376	185
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(2)	(5)	(7)	—	5	(15)	39
Group Life Covid-19 impacts		—	—	—	—	(40)	—	(117)
Other (1)		—	—	57	—	—	57	13
Adjusted operating earnings excluding notable items	page 29	97	83	105	51	56	335	250

Investment Management Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 9	42	57	51	40	39	190	227
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		2	(7)	(16)	(2)	2	(24)	46
Adjusted operating earnings excluding notable items	page 29	41	64	67	42	37	212	181

Corporate Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 9	(69)	(60)	(66)	(60)	(68)	(255)	(305)
Less:
Other (3)		—	—	—	—	—	—	(50)
Adjusted operating earnings excluding notable items		(69)	(60)	(65)	(60)	(68)	(255)	(255)

Consolidated Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 9	200	219	267	228	221	914	1,184
Total Notable Items Adjustments		(34)	(63)	(37)	(8)	20	(142)	295
Consolidated Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest		234	282	305	236	201	1,055	889
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		8	13	13	—	—	34	—
Consolidated Adjusted operating earnings excluding notable items	page 29	226	269	291	236	201	1,022	889

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.
(2) Includes revenue and expenses related to FPC prior to its divestment in June 2021.
(3) Includes incentive compensation driven by above target performance.

Voya Financial	Page 43 of 43
Reconciliation of Book Value Per Common Share, Excluding AOCI, Leverage Ratio and Adjusted Diluted Shares

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022	3/31/2023	3/31/2022

Book value per common share, including AOCI	34.03	28.16	23.70	30.52	49.57	34.03	49.57
Per share impact of AOCI	25.92	31.43	33.98	20.89	1.57	25.92	1.57
Book value per common share, excluding AOCI	59.95	59.59	57.69	51.41	51.14	59.95	51.14

Debt to capital ratio	36.1%	40.0%	43.4%	39.9%	29.8%	36.1%	29.8%
Capital impact of adding noncontrolling interest	-7.3%	-8.4%	-10.2%	-8.8%	-4.7%	-7.3%	-4.7%
Impact of adding other financial obligations and treatment of preferred stock (1)	9.8%	9.9%	10.3%	10.1%	8.5%	9.8%	8.5%
Capital impact of excluding AOCI	-9.1%	-12.0%	-13.7%	-8.4%	-0.6%	-9.1%	-0.6%
Financial leverage ratio excluding AOCI	29.5%	29.5%	29.8%	32.8%	33.0%	29.5%	33.0%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	97.7	97.3	97.9	101.7	106.1	97.7	106.1
Dilutive effect of warrants	8.9	7.2	6.2	7.1	8.2	8.9	8.2
Other dilutive effects (2)	2.9	2.2	2.3	2.0	2.6	2.9	2.6
Weighted-average common shares outstanding - Diluted	109.6	106.7	106.4	110.8	117.0	109.6	117.0
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	109.6	106.7	106.4	110.8	117.0	109.6	117.0

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.